March 30, 2009

BNY MELLON FUNDS TRUST
- BNY Mellon International Fund
-BNY Mellon Emerging Markets Fund
-BNY Mellon Mid Cap Stock Fund

Supplement to Prospectus
dated December 31, 2008
(Class M and Investor class shares)

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Goal/Approach" with respect to BNY Mellon International Fund and BNY Mellon Emerging Markets Fund:

Effective June 30, 2009, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally will allocate their respective assets between a core investment style and a value investment style at the discretion of the investment adviser. The Funds will not be managed to a specific target allocation between these investment styles. However, under normal conditions, at least 30% of each Fund's assets will be invested in each of the core and value investment styles.

Effective March 16, 2009, the following information superseded and replaced any contrary information with respect to BNY Mellon Mid Cap Stock Fund contained in the section of the Trust’s Prospectus entitled “Management”:

Name of fund	Primary portfolio manager
BNY Mellon Mid Cap Stock Fund	Stephen A. Mozur

Biographical information

Stephen A. Mozur, CFA, has been a portfolio manager of the BNY Mellon Mid Cap Stock Fund, and a portfolio manager at Dreyfus, since December 2004. He became the primary portfolio manager of the Fund in March 2009. Mr. Mozur is also a vice president of The Bank of New York Mellon, which he joined in 2002.

The references concerning James C. Wadsworth in the section entitled “Management” are deleted because he is no longer a portfolio manager of BNY Mellon Mid Cap Stock Fund.